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                                                                  EXHIBIT 10(j)

                        Universal Medical Systems, Inc.
                        13825 Icot Boulevard, Suite 613
                           Clearwater, Florida 34620

                                               December 16, 1996

Sands Brothers & Co., Ltd.
90 Park Avenue
New York, New York  10016

     Re: Amendment No. 1 to Selling Agreement

Gentlemen:

       The undersigned, Universal Medical Systems, Inc., a Nevada corporation (the "Company"), hereby agrees that the Selling Agreement ("Selling Agreement") dated October 1, 1996 between the Company and Sands Brothers & Co., Ltd. ("Sands Brothers"), as placement agent, is hereby amended as follows (capitalized terms used herein having the meanings ascribed to them in the Selling Agreement):

       1. The Maximum Offering is hereby increased from $1,500,000 to $10,000,000.

       2. Other Financing shall include written commitment(s), subject only to customary conditions to closing (a "Commitment" or the "Commitments"), for the types of financing contemplated by Other Financing as currently set forth in the Selling Agreement. Accordingly, the obligation to pay Sands Brothers its compensation under the Selling Agreement shall vest at the time the party issuing the Commitment is ready, willing and able to consummate the Other Financing transaction.


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       Except as provided herein, the Selling Agreement remains in full force and effect.

                                 Very truly yours,

                                 UNIVERSAL MEDICAL SYSTEMS, INC.

                                 By: /s/ Dennis D. Cole
                                     ------------------------------------------
                                      Name:  Dennis D. Cole
                                           ------------------------------------
                                      Title: Vice President and General Counsel
                                            -----------------------------------

Agreed:

SANDS BROTHERS & CO., LTD.

By: /s/
    ---------------------------------
      Name: /s/
      Title: Senior Managing Director

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